EXHIBIT (J)



                          INDEPENDENT AUDITORS' CONSENT



The Board of Trustees
Neuberger Berman Equity Funds

We consent to the use of our report for the Neuberger Berman Millennium Fund, dated October 5, 2001, incorporated herein by reference to our firm under the headings, "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT AUDITORS" in the statement of additional information.




                                                    /S/ KPMG LLP
                                                   --------------
                                                        KPMG LLP


Boston, Massachusetts
April 26, 2002

                                                                     EXHIBIT (J)








               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Neuberger Berman Equity Funds Adviser Class Shares Statement of Additional Information in Post-Effective Amendment Number 102 to the Registration Statement (Form N-1A, No. 2-11357) of Neuberger Berman Equity Funds, and to the incorporation by reference of our reports dated August 3, 2001 and October 5, 2001 for Neuberger Berman Fasciano Fund (one of the series of Neuberger Berman Equity Funds) included in the June 30, 2001 and August 31, 2001 Annual Reports to Shareholders of Neuberger Berman Equity Funds, respectively.






                                               /S/ ERNST & YOUNG LLP
                                               ---------------------
                                               ERNST & YOUNG, LLP

Boston, Massachusetts
April 26, 2002

                                                                     Exhibit (j)




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our report dated July 31, 2000, and to all references to our Firm, with respect to the series Neuberger Berman Fasciano Fund, included in or made a part of this Registration Statement of Neuberger Berman Equity Funds.



                                         /s/ Arthur Andersen LLP
                                         ---------------------------------------
                                         ARTHUR ANDERSEN LLP

Chicago, Illinois
April 26, 2002

                                                                     EXHIBIT (J)








                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 102 to the Registration Statement on Form N-1A of our report dated October 9, 2000, relating to the Statement of Changes in Net Assets for the year ended Agusut 31, 2000 and the Financial Highlights for the two fiscal years in the period ended August 31, 2000 for Neuberger Berman Millennium Fund which appear in the August 31, 2001Annual Report to Shareholders of Neuberger Berman Equity Funds which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.



/s/ Pricewaterhousecoopers Llp
-------------------------------
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2002